Exhibit 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

          We hereby consent to the incorporation by reference in this Form S-8 (the "Registration Statement") of Solitario Resources Corporation of our report dated February 23, 2007, which appears in the Annual Report on Form 10-K of Solitario Resources Corporation for the year ended December 31, 2006.

                                                                                /s/ Ehrhardt Keefe Steiner & Hottman PC

Denver, Colorado
September 19, 2007

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